UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT

    Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) March 19, 2007

                              DigiCurve, Inc.
           (Exact name of registrant as specified in its charter)

                                  Nevada
               (State or other jurisdiction of incorporation)

                                000-52597
                        (Commission File Number)

                                20-1480203
                    (IRS Employer Identification No.)

                    2764 Lake Sahara Drive, Suite 111
                        Las Vegas, Nevada  89117
            (Address of principal executive offices)(Zip Code)

                              (604) 331-1459
            Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[___] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[___] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[___] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[___] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.03 Material Modification to Rights of Security Holders

The Board of Directors of Digicurve, Inc., a Nevada corporation ("DigiCurve") approved an amendment to DigiCurve's Articles of Incorporation increasing the number of authorized shares of common stock from 75,000,000 to 705,000,000 and effecting a nine and four tenths-for-one (9.4:1) forward split of DigiCurve's outstanding shares of common stock. Approval of DigiCurve's stockholders was not required to be obtained, as authorized by NRS Section 78.207, et seq. The forward split was effective as of the opening of business on March 19, 2007. As a result of the forward stock split, each share of Digicurve's common stock outstanding on such date was split into 9.4 shares of the Registrant's common stock.

A copy of the Certificate of Change, effecting an amendment to DigiCurve's Articles of Incorporation is filed herewith as Exhibit 3.1.2.

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal
Year

Effective March 19, 2007, DigiCurve filed, with the Secretary of State of the State of Nevada, a Certificate of Change, effecting amendment to its Articles of Incorporation to increase the number of authorized shares of Common Stock from 75,000,000 to 705,000,000 and provide for a nine and four tenths-for-one (9.4:1) forward split of DigiCurve's shares of common stock outstanding on such date. A description of the forward split is contained in Item 3.03 of this Current Report on Form 8-K which description is incorporated herein by this reference.

Item 9.01 Financial statements and Exhibits

(d)  Exhibits

The following exhibit is filed as part of this report:

3.1.2 Certificate of Change

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           DigiCurve, Inc,
                                          (Registrant)


Date: March 23, 2007                       By: /s/John Paul Erickson
                                               ---------------------
                                           Name: John Paul Erickson
                                           Title: President
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                                 EXHIBIT 3.1.2

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

                        Certificate of Change Pursuant
                               to NRS 78.209

              Certificate of Change filed Pursuant to NRS 78.209
                        For Nevada Profit Corporations

1. Name of corporation:

   Digicurve, Inc.

2. The board of directors have adopted a resolution pursuant to NRS 78.207 and have obtained any required approval of the stockholders.

3. The current number of authorized shares and the par value, if any, of each class or series, if any, of shares before the change:

   75,000,000 shares of common stock, par value $.001 per share

4. The number of authorized shares and the par value, if any, of each class or series, if any, of shares after the change:

   705,000,000 shares of common stock, par value $.001 per share

5. The number of shares of each affected class or series, if any, to be issued after the change in exchange for each issued share of the same class or series:

   105,750,000 shares of common stock, par value $.001 per share.

6. The provisions, if any, for the issuance of fractional shares, or for the payment of money or the issuance of scrip to stockholders otherwise entitled to a fraction of a share and the percentage of outstanding shares affected thereby:

   Fractional shares shall be rounded up to the nearest whole share.

7. Effective date of filing (optional):  3/19/07
(must not be later than 90 days after the certificate is filed)

8. Officer Signature:               /s/ John Paul Erickson, President
                                        Signature           Title